POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE COMPASS EMP FUNDS TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, each of CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited and CEMPAS Fund Limited, are a company organized under the laws of the Cayman Islands and are each a wholly-owned subsidiary of a series of the Trust (each a “Subsidiary”);

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE  as attorneys for it and in its name, place and stead, and in its capacity as a company, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each Subsidiary has caused its name to be subscribed hereto by a Director this 25th day of March 2013.

CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited and CEMPAS Fund Limited

Attest:

By:___/s/Pleshetta Loftin_________

By: /s/David Moore

Pleshetta Loftin

David Moore, Director

STATE OF TENNESSEE

)

)

ss:

COUNTY OF  WILLIAMSON

)

Before me, a Notary Public, in and for said county and state, personally appeared David Moore, Director, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of March 2013.

[SEAL]

KAREN B. TIDWELL

     /s/Karen B. Tidwell

STATE OF TENNESSEE NOTARY PUBLIC

Notary Public

DAVIDSON COUNTY

                                                        My commission expires: November 4, 2013

CERTIFICATE

The undersigned, Director of each of CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited and CEMPAS Fund Limited, hereby certifies that the following resolution was duly adopted by a majority of the Board of Directors in an Action by Unanimous Written Consent of Directors dated March 22, 2013, and is in full force and effect:

WHEREAS, THE COMPASS EMP FUNDS TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, each of CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited and CEMPAS Fund Limited, are a company organized under the laws of the Cayman Islands and are each a wholly-owned subsidiary of a series of the Trust (each a “Subsidiary”);

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE  as attorneys for it and in its name, place and stead, and in its capacity as a company, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  March 25, 2013

/s/David Moore

David Moore, Director

CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited and CEMPAS Fund Limited

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE COMPASS EMP FUNDS TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Director of CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited and CEMPAS Fund Limited, each a company organized under the laws of the Cayman Islands and each a wholly-owned subsidiary of a series of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity as a Director, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333- 181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd  day of March, 2013.

/s/  Don Benson

Don Benson

Director

STATE OF LOUISIANA

)

)

ss:

PARISH OF JEFFERSON

)

Before me, a Notary Public, in and for said county and state, personally appeared Don Benson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22nd  day of March, 2013.

[SEAL]

R. VAUGHN CIMINI

       /s/  Vaughn Cimini

Notary Public, State of Louisiana

Notary Public

My Commission is Issued for Life

La. Bar No. 22018

My commission expires:

at death

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE COMPASS EMP FUNDS TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Director of CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited and CEMPAS Fund Limited, each a company organized under the laws of the Cayman Islands and each a wholly-owned subsidiary of a series of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity as a Director, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333- 181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 2013.

 /s/ John Gehring

John Gehring

Director

STATE OF TENNESSEE

)

)

ss:

COUNTY OF WILLIAMSON

)

Before me, a Notary Public, in and for said county and state, personally appeared John Gehring, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th  day of March, 2013.

[SEAL]

KAREN B. TIDWELL

     /s/Karen B. Tidwell

STATE OF TENNESSEE NOTARY PUBLIC

Notary Public

DAVIDSON COUNTY

                                                   My commission expires: November 4, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE COMPASS EMP FUNDS TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Director of CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited and CEMPAS Fund Limited, each a company organized under the laws of the Cayman Islands and each a wholly-owned subsidiary of a series of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity as a Director, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333- 181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 2013.

  /s/   Dr. Gene Mims

Dr. Gene Mims

Director

STATE OF TENNESSEE

)

)

ss:

COUNTY OF WILLIAMSON

)

Before me, a Notary Public, in and for said county and state, personally appeared Dr. Gene Mims, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of March, 2013.

[SEAL]

KAREN B. TIDWELL

     /s/Karen B. Tidwell

STATE OF TENNESSEE NOTARY PUBLIC

Notary Public

DAVIDSON COUNTY

                                                  My commission expires: November 4, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE COMPASS EMP FUNDS TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Director of CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited and CEMPAS Fund Limited, each a company organized under the laws of the Cayman Islands and each a wholly-owned subsidiary of a series of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity as a Director, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333- 181176, 811-22696) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 2013.

/s/ David Moore

David Moore

Director

STATE OF TENNESSEE

)

)

ss:

COUNTY OF WILLIAMSON

)

Before me, a Notary Public, in and for said county and state, personally appeared David Moore, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of March, 2013.

[SEAL]

KAREN B. TIDWELL

     /s/Karen B. Tidwell

STATE OF TENNESSEE NOTARY PUBLIC

Notary Public

DAVIDSON COUNTY

                                                  My commission expires: November 4, 2013